                                                                  EXHIBIT 10.2.2


                       1998B AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------


     This is the 1998B Amendment to Loan Documents (this "Amendment") dated as of February 18, 1998, among (i) BANK ONE, KENTUCKY, NA, 416 West Jefferson Street, Louisville, Kentucky 40202, as Agent Bank (in such capacity, "Agent Bank"); (ii) BANK ONE, KENTUCKY, NA, 416 West Jefferson Street, Louisville, Kentucky 40202, as a Bank (in such capacity, "Bank One"), LASALLE NATIONAL BANK, 135 South LaSalle Street, Chicago, Illinois 60603 ("LaSalle") and UNION BANK OF CALIFORNIA, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 ("Union Bank") (Bank One, LaSalle and Union Bank, each a "Bank"); (iii) BT HOLDINGS, INC. ("BT Holdings"), BELL TECHNOLOGIES, INC. ("Bell"), TUBE TURNS TECHNOLOGIES, INC. ("Tube Turns"), GROUP TECHNOLOGIES CORPORATION ("GTC") and METRUM-DATATAPE, INC. ("MD")(BT Holdings, Bell, Tube Turns, GTC and MD are collectively referred to as the "Borrowers") and (iv)
GROUP FINANCIAL PARTNERS, INC., as Guarantor ("GFP" or the "Guarantor").   Any
terms not specifically defined herein shall have the meaning set forth in the 1997A Amended and Restated Loan Agreement dated as of November 1, 1997 between the Agent Bank and the Borrowers, as amended by the 1998A Amendment to Loan Documents (the "Loan Agreement").


                                    RECITALS
                                    --------

     A. The Borrowers, the Agent Bank and Bank One have entered into the Loan Agreement, pursuant to which, among other things, the Agent Bank and Bank One have agreed to provide the Borrowers with the Revolving Credit Facility, the Letter of Credit Subfacility, the Swing Line Credit Subfacility and the Term Loans.

     B. The Borrowers, the Agent Bank and Bank One wish to amend the Loan Documents to add LaSalle and Union Bank as Banks and to effect certain other modifications to the Loan Documents.

     NOW, THEREFORE, the Borrowers, the Guarantor, the Agent Bank and the Banks agree as follows:

                        1.  AMENDMENTS TO LOAN AGREEMENT.
                            ----------------------------

         A. The introductory paragraph of the Loan Agreement is amended and restated as follows:

             THIS 1997A AMENDED AND RESTATED LOAN AGREEMENT (this "Loan Agreement"), is made and entered into as of the 1st day of November, 1997, by and among (i) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky, in its capacity as Agent Bank hereunder ("the Agent Bank");
         (ii) BANK ONE, KENTUCKY, NA, in its capacity as a Bank hereunder ("Bank One"), LASALLE NATIONAL BANK, a national banking association, as a Bank hereunder ("LaSalle"), and UNION BANK OF CALIFORNIA, N.A., a national banking association, as a Bank hereunder ("Union Bank"), (Bank One, LaSalle and Union Bank each, a "Bank," and all of the foregoing collectively the "Banks"); (iii) BT HOLDINGS, INC., a Kentucky corporation with principal office and place of business and registered office in Louisville, Jefferson County, Kentucky ("BT"), BELL TECHNOLOGIES, INC., a Florida corporation with principal office and place of business in Orlando, Orange County, Florida ("Bell"), TUBE TURNS TECHNOLOGIES, INC., a Kentucky corporation with principal office and place of business and registered office in Louisville, Jefferson County, Kentucky ("TT"), GROUP TECHNOLOGIES CORPORATION, a Florida corporation with principal office and place of business in Tampa, Hillsborough County, Florida ("GTC"), and METRUM-DATATAPE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("MD") (BT, Bell, TT, GTC, and MD each, a "Borrower," and all of the foregoing collectively, the "Borrowers"), and (iv) GROUP FINANCIAL PARTNERS, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky, solely in its capacity as guarantor (the "Guarantor").

         B. Section 1 (DEFINITIONS AND CROSS REFERENCES) is amended by the amendment and restatement of the following definitions:

               1.25 "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Kentucky or is a day on which banking institutions located in the Commonwealth of Kentucky or the State of California are authorized or required by law or other governmental action to close.

               1.58 "Funded Debt" means, with respect to the Borrowers on a Combined basis in accordance with GAAP, (i) all indebtedness for borrowed money, including, without limitation, all Revolving Credit Loans, all Swing Line Loans, all reimbursement obligations in respect of all letters of credit, including the Letters of Credit and the Term Loans, (ii) mandatorily redeemable preferred stock of a Borrower (except any mandatorily preferred stock owned by another Borrower or the Guarantor), (iii) that portion of obligations with respect to capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP , (iv) that portion of obligations with respect to Synthetic Leases which is not classified as a liability on a balance sheet in conformity with GAAP, (v) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (vi) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (y) due more than six months from the date of the incurring of the obligation in respect thereof, or (z) evidenced by a note or similar written instrument, but excluding trade payables incurred in the ordinary course of business,
          (vii) all indebtedness secured by any lien on any property or asset owned by the Borrowers regardless of whether the indebtedness secured thereby shall have been assumed by the Borrowers or is non-recourse to the credit of the Borrowers but only to the extent of the fair market value of any such property or assets, and (viii) all other Contingent Obligations of the Borrowers not otherwise included in clauses (i) through (vii) of this Section. For purposes of calculating Funded Debt to be used in financial ratios in this Agreement, the Borrowers, shall reduce Funded Debt on a dollar-for-dollar basis by an amount equal to cash then on deposit with the Agent Bank in excess of $2,000,000.

               1.111 "Revolving Credit Facility Commitment Fees" has the meaning set forth in Section 2.3A hereof.

               1.114 "Revolving Credit Notes" means (i) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of Bank One, and in the face principal amount of Thirteen Million Three Hundred Thirty Five Thousand and 00/100 Dollars ($13,335,000.00), the form of which is annexed to this Loan Agreement as Exhibit A-1, as the same may hereafter be amended, modified,
             -----------
          renewed, replaced and/or restated from time to time; (ii) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of LaSalle, and in the face principal amount of Nine Million Nine Hundred Ninety Nine Thousand and 00/100 Dollars ($9,999,000.00), the form of which is annexed to this Loan Agreement as Exhibit A-2, as the same may hereafter be amended,
                       -----------
          modified, renewed, replaced and/or restated from time to time; (iii) that certain Amended and Restated Revolving Credit Promissory Note made by the Borrowers, payable to the order of Union Bank, and in the face principal amount of Six Million Six Hundred Sixty Six Thousand and 00/100 Dollars ($6,666,000.00), the form of which is annexed to this Loan Agreement as Exhibit A-3, as the same may hereafter be
                                 -----------
          amended, modified, renewed, replaced and/or restated from time to time and (iv) each future Revolving Credit Promissory Note, if any, made by the Borrowers pursuant to the Revolving Credit Facility.

               1.133 "Term Notes" means (i) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of Bank One, and in the face principal amount of Six Million Four Hundred Forty Five Thousand Two Hundred Fifty and 00/100 Dollars ($6,445,250.00), the form of which is annexed to this Loan Agreement as Exhibit B-1, as the same may hereafter be amended, modified,
             -----------
          renewed, replaced and/or restated from time to time; (ii) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of LaSalle, and in the face principal amount of Four Million Eight Hundred Thirty Two Thousand Eight Hundred Fifty and 00/100 Dollars ($4,832,850.00), the form of which is annexed to this Loan Agreement as Exhibit B-2, as the same may hereafter be
                                    -----------
          amended, modified, renewed, replaced and/or restated from time to time; (iii) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of Union Bank, and in the face principal amount of Three Million Two Hundred Twenty One Thousand Nine Hundred and 00/100 Dollars ($3,221,900.00), the form of which is annexed to this Loan Agreement as Exhibit B-3, as the same may
                                            -----------
          hereafter be amended, modified, renewed, replaced and/or restated from time to time and (iv) each future Term Promissory Note, if any, made by the Borrowers pursuant to the Term Facility.

          C. Section 1 (DEFINITIONS AND CROSS REFERENCES) is further amended by the addition of the following definition:

          1.141 "Synthetic Lease" means any lease (i) that is treated as an operating lease for accounting purposes, with the result that the obligations with respect to such lease are not classified as a liability on a balance sheet, in conformity with GAAP, and (ii) that is treated as a conditional sale for Federal income tax purposes, with the result that the lessee of such lease is entitled to take depreciation on the leased property and to characterize rental payments as payments of principal and interest for Federal income tax purposes.

          1.142 "Bank One 1-Day Funds Transfer Pricing Rate" means an interest rate established daily by the Agent Bank, based on its cost of funds, and used in connection with Swing Line Loans.

          D. Section 2.4C (General Provisions Regarding Payments - Revolving Credit Loans). Section 2.4C (i) is hereby amended by adding the following at the end of such section:

          The payments to be made by the Borrowers with respect to the Revolving Credit Notes for the benefit of the Banks shall be aggregated into a single payment made by the Borrowers to the Agent Bank for the benefit of the Banks. The Agent Bank shall be responsible for remitting to each Bank its portion of such payment based upon its Revolving Credit Facility Pro Rata Share of such payment.

          E. Section 2.6A (Swing Line Loans). Section 2.6A(i) is hereby amended by deleting the words "the Base Rate" in the first sentence and substituting therefor "the Bank One 1-Day Funds Transfer Pricing Rate".

          F. Section 3.3C (General Provisions Regarding Payments - Term Loans). Section 3.3C (i) is hereby amended by adding the following at the end of such section:

          The payments to be made by the Borrowers with respect to the Term Notes for the benefit of the Banks shall be aggregated into a single payment made by the Borrowers to the Agent Bank for the benefit of the Banks. The Agent Bank shall be responsible for remitting to each Bank its portion of such payment based upon its Term Loan Pro Rata Share of such payment.

          G. Section 7.3B (Quarterly Statements) is hereby amended and restated as follows:

                 B.  Quarterly Statements. BT, for itself and as agent for the
                     --------------------
          other Borrowers, shall furnish to the Agent Bank, as soon as available, and within forty five (45) days after the end of each Fiscal Quarter, an unaudited Combined balance sheet of the Borrowers as at the end of such Fiscal Quarter, and related unaudited divisional and Combined statements of income, retained earnings and cash flows of the Borrowers for such Fiscal Quarter, all in reasonable detail, prepared in accordance with GAAP consistently applied and certified to be true, accurate and complete in all material respects by the President or Chief Financial Officer of BT, for itself and as agent for the other Borrowers.

          H. Section 12.A (Assignments to Eligible Assignees) is hereby amended by the amendment and restatement of the last sentence of Section 12.A to read as follows:

          The Bank assigning a portion or all of its Revolving Loan Commitment, Revolving Credit Loans and Term Loans pursuant to this Section 12, or the bank purchasing the interest of the Assigning Bank, shall pay a fee to the Agent Bank in the amount of $3,000.

          I. Section 15 (Notice) is hereby amended to change the notice provisions with respect to the Banks, as follows:

          If to the Banks:     BANK ONE, KENTUCKY, NA
                               416 West Jefferson Street
                               Louisville, KY 40202
                               Attn: Mr. Todd D. Munson

                               LASALLE NATIONAL BANK
                               135 South LaSalle
                               Chicago, Illinois 60603
                               Attn: Ms. Susan Kaminski

                               UNION BANK OF CALIFORNIA, N.A.
                               350 California Street, 6th Floor
                               San Francisco, California 94104
                               Attn: Ms. Gail Fletcher

          Also, a final sentence is hereby added to the end of Section 15 as follows:

          Except where the Guarantor or the Borrowers are expressly required by the provisions of this Loan Agreement to give notice to all of the Banks, it shall be sufficient whenever the Guarantor or the Borrowers are required to give notice hereunder for the Guarantor or the Borrowers to give such notice solely to the Agent Bank.

          J. Section 16.11 (Modifications) is hereby amended and restated in its entirety as follows:

                 16.11  Modifications. This Loan Agreement may be modified only
                        -------------
          in writing executed by the Borrowers and the Banks. Neither this Loan Agreement nor the other Loan Documents nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by Banks holding at least sixty six and 66/100 percent (66 2/3%) of the aggregate of the Revolving Credit Facility Pro Rata Shares and the Term Loan Pro Rata Shares (the "Majority Banks"); provided, however, that no such
                                              --------  -------
          change, waiver, discharge or termination, shall, without the consent of each Bank, (i) extend the Revolving Loan Commitment Termination Date or the final maturity of the Revolving Credit Note or the Term Note of such Bank, or change the rate or extend the time of payment of interest, principal or fees, or reduce the principal amount thereof, or increase the aggregate amount of the Revolving Loan Commitments above the maximum amount provided for in Section 2.1 hereof, or increase any Bank's commitment to disburse its Revolving Loan Pro Rata Share of Revolving Credit Loans requested by the Borrowers as set forth in Section 2.1 hereof, or (ii) release any Collateral except as it shall otherwise be provided in any Loan Document, or (iii) amend, modify or waive any provisions of this Section 16.11 (Modifications),
          Section 2 (Revolving Credit Facility), Section 2.6 (Swing Line Credit Subfacility), Section 2.7 (Letter of Credit Subfacility), Section 3 (Term Loans), Section 8.1 (Mergers, Acquisitions and Other Extraordinary Events), Section 9 (Events of Default; Acceleration),
          Section 10 (Remedies Upon Default, Etc.), Section 11 (The Agent Bank),
          Section 16.2 (Ratable Sharing), or (iv) amend, modify or waive any provision requiring consent of all Banks, or (v) reduce the percentages specified in this Section 16.11 or (vi) consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement.

          K.     Schedule 2.1. Schedule 2.1 is hereby amended and restated in
                 ------------  ------------
its entirety by Schedule 2.1 attached to this Agreement.
                ------------

          L.     Schedule 3.1. Schedule 3.1 is hereby amended and restated in
                 ------------  ------------
its entirety by Schedule 3.1 attached to this Agreement.
                ------------

          M.     Exhibit A-1.  Exhibit A-1 is hereby amended and restated in its
                 -----------   -----------
entirety by Exhibit A-1 attached to this Agreement.  Additionally, Exhibit A-2
            -----------                                            -----------
and Exhibit A-3, attached hereto, are added as Exhibits to the Loan Agreement.
    -----------

          N.     Exhibit B-1.  Exhibit B-1 is hereby amended and restated in its
                 -----------   -----------
entirety by Exhibit B-1 attached to this Agreement.  Additionally, Exhibit B-2
            -----------                                            -----------
and Exhibit B-3, attached hereto, are added as Exhibits to the Loan Agreement.
    -----------

          O.     Miscellaneous.
                 -------------

     The parties agree that the Applicable Commitment Fee Percentage used in calculating the Revolving Credit Facility Commitment Fees for the period from November 1, 1997 through March 31, 1998, pursuant to Section 2.3A of the Loan Agreement, is 0.30%.

     The parties further agree that the Borrowers shall have until March 15, 1998 to provide the Agent Bank with updated listings of all material patents and trademarks of the Borrowers and to execute and deliver to Agent Bank a collateral assignment of patents and trademarks. The Borrowers shall complete and file with the U.S. Patent and Trademark Office such forms as may be necessary to collaterally assign to the Agent Bank or to perfect the Agent Bank's security interests in such U.S. patents and trademarks. The Borrowers shall use their best efforts to assist the Agent Bank, as requested, in making filings outside the United States to perfect the Agent Bank's security interest in material patents and trademarks of the Borrowers outside the United States.

          P.     Ratification.  Except as specifically amended by the provisions
                 ------------
hereinabove, the Loan Agreement remains in full, force and effect. The Borrowers hereby reaffirm and ratify all of their obligations under the Loan Agreement, as amended and modified hereby.

     2.          AMENDMENTS TO AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY
NOTES

     The Borrowers shall execute and deliver to the Banks the following Amended and Restated Revolving Credit Promissory Notes, which are executed and delivered in amendment, restatement and replacement of, but not in novation of, the indebtedness evidenced by the Amended and Restated Revolving Credit Promissory Note of the Borrowers dated March 21, 1997, amended and restated as of November 1, 1997:


     (i) that certain Amended and Restated Revolving Credit Promissory Note, made by the Borrowers, payable to the order of Bank One, and in the face principal amount of Thirteen Million Three Hundred Thirty Five Thousand and 00/100 Dollars ($13,335,000.00), the form of which is annexed to this Amendment as Exhibit A-1;
                  -----------

     (ii) that certain Amended and Restated Revolving Credit Promissory Note, made by the Borrowers, payable to the order of LaSalle, and in the face principal amount of Nine Million Nine Hundred Ninety Nine Thousand and 00/100 Dollars ($9,999,000.00), the form of which is annexed to this Amendment as Exhibit A-2; and
                  -----------

     (iii) that certain Amended and Restated Revolving Credit Promissory Note, made by the Borrowers, payable to the order of Union Bank, and in the face principal amount of Six Million Six Hundred Sixty Six Thousand and 00/100 Dollars ($6,666,000.00), the form of which is annexed to this Amendment as Exhibit A-3.
     -----------

     3.  AMENDMENTS TO AMENDED AND RESTATED TERM PROMISSORY NOTES


          As of the date hereof, the Borrowers have repaid Five Hundred Thousand Dollars ($500,000) of principal on the Term Loan, reducing the outstanding principal balance of the Term Loans to Fourteen Million Five Hundred Thousand Dollars ($14,500,000). The Borrowers shall execute and deliver to the Banks the following Amended and Restated Term Promissory Notes, which are executed and delivered in amendment, restatement and replacement of, but not in novation of, the indebtedness evidenced by the Amended and Restated Term Promissory Note of the Borrowers dated March 21, 1997, amended and restated as of November 1, 1997:


     (i) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of Bank One, and in the face principal amount of Six Million Four Hundred Forty Five Thousand Two Hundred Fifty and 00/100 Dollars ($6,445,250.00), the form of which is annexed to this Amendment as Exhibit B-1;
                  -----------

     (ii) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of LaSalle, and in the face principal amount of Four Million Eight Hundred Thirty Two Thousand Eight Hundred Fifty and 00/100 Dollars ($4,832,850.00), the form of which is annexed to this Amendment as Exhibit B-2;
                       -----------

     (iii) that certain Amended and Restated Term Promissory Note made by the Borrowers, payable to the order of Union Bank, and in the face principal amount of Three Million Two Hundred Twenty One Thousand Nine Hundred and 00/100 Dollars ($3,221,900.00), the form of which is annexed to this Amendment as Exhibit B-3.
                  -----------

     4.  AMENDMENTS TO MORTGAGES
         -----------------------

     The Bell Mortgage and the TT Mortgage are hereby amended by the execution and delivery of the Amendment to Mortgages, respectively, attached hereto as Exhibit C-1 and Exhibit C-2. The Amendments to Mortgage shall be recorded in
-----------     -----------
the appropriate filing offices in Florida and in Jefferson County, Kentucky.

     5.  AMENDMENTS TO UCC-1S.
         --------------------

     The Borrowers shall execute and deliver to the Agent Bank UCC-3 amendments, amending previously filed UCC-1 financing statements to reflect that the secured party is Bank One, Kentucky, NA, as Agent Bank, on behalf of itself and the other Banks.

     6.  OTHER LOAN DOCUMENTS.
         --------------------

     Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full, force and effect. The Borrowers reaffirm and ratify their obligations to Agent Bank under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Amended and Restated Revolving Credit Promissory Notes, the mended and Restated Term Promissory Notes, the Mortgages, the Security Agreements, the Application and Agreements for Letter of Credit, the Stock Pledge Agreement, the Security Agreements, the Mortgages and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement.

     7.  GUARANTY AGREEMENT.
         ------------------

     Except as specifically amended by the provisions hereinabove, the Guaranty Agreement remains in full, force and effect. The Guarantor reaffirms and ratifies its obligations to Agent Bank under the Guaranty Agreement, as amended and modified hereby.

     8.  CONDITIONS PRECEDENT.  The Agent Bank's obligations under this
         --------------------
Agreement are expressly conditioned upon, and subject to the following:

         A.  The execution and delivery by the Borrowers of this Amendment;

         B. The execution and delivery by the Borrowers of the Revolving Credit Notes;

         C.  The execution and delivery by the Borrowers of the Term Notes;

         D. The execution and delivery by the Borrowers of the Amendments to Mortgages.

         E. The execution and delivery by the Borrowers of the UCC-3s amending the UCC-1s currently on file.

         F. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each of the Borrowers certifying resolutions of each Borrower's board of directors to the effect that execution, delivery and performance of this Amendment and subsequent amendments and extensions have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, subsequent amendments and all other documents to be executed in connection herewith and therewith;

         G. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of the Guarantor certifying resolutions of the Guarantor's board of directors to the effect that execution, delivery and performance of this Amendment and subsequent amendments and extensions have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, subsequent amendments and all other documents to be executed in connection herewith and therewith;

         H. The representations and warranties of the Borrowers and the Guarantor shall be true and accurate in all respects.

     9.  REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWERS.  To induce
         -----------------------------------------------------------
the Agent Bank and the Banks to enter into this Amendment, the Borrowers represent and warrant to Agent Bank and the Banks as follows:

         A. Each Borrower has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its terms.

         B. No Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

         C. The person executing this Amendment on behalf of each Borrower is duly authorized to do so.

         D. The representations and warranties made by each Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

         E. Except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any of the Borrowers, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Documents.

     10.  REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTOR.  To
          -----------------------------------------------------------
induce the Agent Bank and the Banks to enter into this Amendment, the Guarantor represents and warrants to the Agent Bank and the Banks as follows:

          A. The Guarantor has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with its terms.

          B. The person executing this Amendment on behalf of the Guarantor is duly authorized to do so.

          C. The representations and warranties made by the Guarantor in any of the Loan Documents to which it is party are hereby remade and restated as of the date hereof.

          D. There are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Guarantor or the ability of the Guarantor to fulfill its obligations under the Guaranty Agreement.

     11.  MISCELLANEOUS.
          -------------

          A.  Notices. All notices, demands, requests, consents, approvals and
              -------
other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, or within seven (7) days after deposit in the U.S. Mail to the address set forth below or to such other address as any party may give to the other in writing for such purpose:

     To the Agent Bank:                 Bank One, Kentucky, NA
                                        416 West Jefferson Street
                                        Louisville, Kentucky  40202
                                        Attention: Todd D. Munson

     To the  Banks:                     Bank One, Kentucky, NA
                                        416 West Jefferson Street
                                        Louisville, KY 40202
                                        Attn: Mr. Todd D. Munson

                                        LaSalle National Bank
                                        135 South LaSalle
                                        Chicago, Illinois 60603
                                        Attn: Ms. Susan Kaminski

                                        Union Bank of California, N.A.
                                        350 California Street, 6th Floor
                                        San Francisco, California 94104
                                        Attn: Ms. Gail Fletcher

     To the Borrowers:                  BT Holdings, Inc.
                                        c/o Group Financial Partners, Inc.
                                        455 South Fourth Avenue, Suite 350
                                        Louisville, KY 40202
                                        Attention: President

                                        Bell Technologies, Inc.
                                        6120 Hanging Moss Road
                                        Orlando, FL 32807
                                        Attention: President

                                        Tube Turns Technologies, Inc.
                                        2900 West Broadway
                                        P.O. Box 32160
                                        Louisville, KY 40232-2160
                                        Attention: President

                                        Group Technologies Corporation
                                        10901 Malcolm McKinley Drive
                                        Tampa, Florida 33612
                                        Attn: President

                                        Metrum-Datatape, Inc
                                        c/o Group Financial Partners, Inc.
                                        455 South 4th Avenue, Suite 350
                                        Louisville, KY  40202
                                        Attn: President

     To the Guarantor:                  Group Financial Partners, Inc.
                                        455 South 4th Avenue, Suite 350
                                        Louisville, KY  40202
                                        Attn: President


Except where the Guarantor or the Borrowers are expressly required by the provisions hereof to give notice to all of the Banks it shall be sufficient whenever the Guarantor or the Borrowers are required to give notice hereunder for the Guarantor or the Borrowers to give such notice to the Agent Bank.

          B.   Preservation of Rights.  No delay or omission on the part of the
               ----------------------
Agent Bank to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Agent Bank impair any right or power arising hereunder. The Agent Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent Bank may have under other agreements, at law or in equity.

          C.   Illegality.  In case any one or more of the provisions contained
               ----------
in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          D.   Changes in Writing.  No modification, amendment or waiver of any
               ------------------
provision of this Amendment nor consent to any departure by any of the Borrowers therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrowers in any case will entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

          E.   Counterparts.  This Amendment may be signed in any number of
               ------------
counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

          F.   Successors and Assigns.  This Amendment will be binding upon and
               ----------------------
inure to the benefit of the Borrowers and the Agent Bank and their respective heirs, executors, administrators, successors and assigns; provided, however,
                                                          --------  -------
that none of the Borrowers may assign this Amendment in whole or in part without the prior written consent of the Agent Bank and the Agent Bank at any time may assign this Amendment in whole or in part, as provided in Section 12 of the Loan Agreement.

          G.   Interpretation.  In this Amendment, unless the Agent Bank and the
               --------------
Borrowers otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Amendment unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. Unless otherwise specified in this Amendment, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Amendment is executed by more than one party as the Borrowers, the obligations of such persons or entities will be joint and several.

          H.   Governing Law and Jurisdiction.  This Amendment has been
               ------------------------------
delivered to and accepted by the Agent Bank in Louisville, Kentucky. THIS AMENDMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF KENTUCKY, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the Borrowers hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Agent Bank's office indicated above is located, and consent that all service of process be sent by nationally recognized overnight courier service directed to the Borrowers at the Borrowers' address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Amendment will prevent the Agent Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrowers individually, against any security or against any property of the Borrowers within any other county, state or other foreign or domestic jurisdiction. The Agent Bank and the Borrowers agree that the venue provided above is the most convenient forum for both the Agent Bank and the Borrowers. Each of the Borrowers waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Amendment.

          I.   Waiver of Jury Trial.  EACH OF THE BORROWERS, THE BANKS AND THE
               --------------------
AGENT BANK IRREVOCABLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AMENDMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH OF THE BORROWERS AND THE AGENT BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

               Each of the Borrowers and the Guarantor acknowledges that it has read and understood all the provisions of this Amendment, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

     IN WITNESS WHEREOF, witness the signatures of the parties hereto on the date set forth above.

                                BANK ONE, KENTUCKY, NA
                                (as "Agent Bank" and a "Bank")


                                /s/ Todd D. Munson
                                ------------------------------
                                By  Todd D. Munson
                                Title: Senior Vice President


                                LASALLE NATIONAL BANK
                                (as a "Bank")


                                /s/ Susan Kaminski
                                ------------------------------
                                By  Susan Kaminski
                                Title:


                                UNION BANK OF CALIFORNIA, N.A.
                                (as a "Bank")


                                /s/ Gail Fletcher
                                ------------------------------
                                By  Gail Fletcher
                                Title:

                                BT HOLDINGS, INC.
                                (as a "Borrower")


                                /s/ Richard L. Davis
                                ------------------------------------------------
                                By:  Richard L. Davis, Treasurer



                                BELL TECHNOLOGIES, Inc.
                                (as a "Borrower")


                                /s/ Anthony C. Allen
                                ------------------------------------------------
                                By:  Anthony C. Allen, Assistant Treasurer



                                TUBE TURNS TECHNOLOGIES, INC.
                                (as a "Borrower")


                                /s/ Richard L. Davis
                                ------------------------------------------------
                                By:  Richard L. Davis, Treasurer



                                GROUP TECHNOLOGIES CORPORATION
                                (as a "Borrower")


                                /s/ David D. Johnson
                                ------------------------------------------------
                                By:  Vice President and CFO



                                METRUM-DATATAPE, INC.
                                (as a "Borrower")


                                /s/ Richard L. Davis
                                ------------------------------------------------
                                By:  Vice President



                                GROUP FINANCIAL PARTNERS, INC.
                                (as the "Guarantor")


                                /s/ Richard L. Davis
                                ------------------------------------------------
                                By: